UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2010 (July 28, 2010)

Asia Select Acquisition II Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53755	42-1772888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300-1055 West Hastings Street Vancouver B.C. V6E 2E9 Canada	V6E2E9
(Address of principal executive offices)	(Zip Code)

(604) 689 – 0618
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(1)              (i)              On July 28, 2010, Asia Select Acquisition II Corp. (the “Company”). dismissed AJ Robbins, P.C. (“AJ Robbins”) as its independent certifying public accountant.

(ii)              Since August 29, 2008 (inception) through March 31, 2010 and the interim period preceding the dismissal of AJ Robbins, AJ Robbins’ reports on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company’s ability to continue as a going concern.

(iii)              The dismissal was authorized and approved by the Board of Directors of the Company.

(iv)              Since August 29, 2008 (inception) through March 31, 2010 and the interim periods preceding the dismissal of AJ Robbins, there were no disagreement with AJ Robbins on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of AJ Robbins, would have caused AJ Robbins to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that AJ Robbins furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01(1)(i), (ii) and (iv) filed with the Securities and Exchange Commission on August 3, 2010. A copy of the letter furnished by AJ Robbins in response to this request, dated the form 8-K August 3, 2010, is filed as Exhibit 16.1 to this Form 8-K.

(2)              On July 28, 2010, the Company engaged Saturna Group Chartered Accountants LLP (“Saturna”) as its new independent certifying public accountant.  The engagement of Saturna was approved by the Company’s Board of Directors. During the two most recent fiscal years and the interim period preceding the engagement of Saturna, the Company has not consulted with Saturna regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Saturna or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description
------------	---------------
16.1	Letter to SEC from AJ Robbins, dated August 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA SELECT ACQUISITION II CORP.

Date: August 3, 2010	By:	/s/ Min Kuang
Min Kuang
President